UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 22, 2010

PFIZER INC.
(Exact name of registrant as specified in its charter)

Delaware	1-3619	13-5315170
(State or other Jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
235 East 42nd Street New York, New York (Address of principal executive offices)
10017 (Zip Code)

Registrant's telephone number, including area code:

(212) 733-2323

Not Applicable
(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the obligation of the registrant under any of the following provisions:

[   ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders
Pfizer’s Annual Meeting of Shareholders was held on April 22, 2010. Shareholders voted on the matters set forth below.

1.  The nominees for election to the Board of Directors were elected, each for a one-year term, based upon the following votes:

Nominee	Votes For	Votes Against	Abstentions	Broker Non Votes
Dennis A. Ausiello	5,171,935,994	311,692,252	19,621,216	989,481,024
Michael S. Brown	5,115,871,347	368,321,270	19,056,845	989,481,024
M. Anthony Burns	5,232,152,711	251,391,144	19,705,608	989,481,024
Robert N. Burt	5,317,579,679	165,124,377	20,545,406	989,481,024
W. Don Cornwell	5,258,752,172	224,483,117	20,014,173	989,481,024
Frances D. Fergusson	5,354,612,251	129,018,571	19,618,639	989,481,024
William H. Gray III	5,314,253,097	169,204,770	19,791,596	989,481,024
Constance J. Horner	5,288,151,380	196,017,644	19,080,438	989,481,024
James M. Kilts	5,327,235,937	155,754,387	20,259,138	989,481,024
Jeffrey B. Kindler	5,211,979,541	270,843,066	20,426,855	989,481,024
George A. Lorch	5,306,584,200	176,433,374	20,231,888	989,481,024
John P. Mascotte	5,375,216,269	108,043,195	19,989,998	989,481,024
Suzanne Nora Johnson	5,317,849,513	165,671,074	19,728,876	989,481,024
Stephen W. Sanger	5,350,423,908	132,522,724	20,302,831	989,481,024
William C. Steere, Jr.	5,214,504,408	270,468,323	18,276,731	989,481,024

2.  The proposal to ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for 2010 was approved based upon the following votes:

Votes for approval	6,333,201,083
Votes against	135,202,282
Abstentions	24,327,121
There were no broker non-votes for this item.

3.  The proposal to approve, on an advisory basis, the overall executive compensation policies and procedures of the Company for its named executive officers was approved based upon the following votes:

Votes for approval	6,145,090,851
Votes against	200,563,549
Abstentions	147,076,087
There were no broker non-votes for this item.

4.  The proposal to approve an amendment to the by-laws to reduce the percentage of shares required for shareholders to call special shareholder meetings was approved based upon the following votes. As required, a majority of the votes represented by the Company’s outstanding shares voted in favor of this proposal.

Votes for approval	6,126,348,140
Votes against	331,191,648
Abstentions	35,190,698
There were no broker non-votes for this item.

5.  The shareholder proposal regarding stock options was not approved based upon the following votes:

Votes for approval	224,071,302
Votes against	5,243,078,975
Abstentions	36,099,185
Broker non-votes	989,481,024

SIGNATURE

Under the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the authorized undersigned.

PFIZER INC.

By: /s/ Matthew Lepore Matthew Lepore
Title: Vice President, Chief Counsel - Corporate Governance, and Assistant General Counsel
Dated: April 28, 2010